UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

MEC Incorporated

(Exact name of registrant as specified in its charter)

Wyoming	000-55296	20-1884354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Investment Boulevard, Suite 125, El Dorado Hills, California 95762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (844) 693-2432

MyECheck, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 8, 2016, MyECheck, Inc. (now known as MEC Incorporated) (the “Company”) filed a Current Report on Form 8-K (the “June 8th 8-K”) announcing, among other items, the dismissal of the company’s independent registered public accounting firm, PMB Helin Donovan, LLP (“PMB”). The June 8th 8-K is hereby incorporated herein by reference.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided PMB with a copy of its disclosures contained in the June 8th 8-K and requested that PMB furnish the Company with a letter addressed to the Securities and Exchange Commission (SEC) stating whether or not it agrees with the statements made by the Company in the June 8th 8-K. On June 9, 2016, the Company received PMB’s response letter; a copy of that letter is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description
16.1	Letter from PMB Helin Donovan, LLP dated June 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2016		MEC Incorporated
	By:	/s/ Edward R. Starrs
Name: Edward R. Starrs Title: Chief Executive Officer